Exhibit 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel C. Montano, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CardioVascular BioTherapeutics, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

By:	/s/ DANIEL C. MONTANO
Name: Daniel C. Montano
Title: Co-President and Chief Executive Officer

Date: November 15, 2007

I, Mickael A. Flaa, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CardioVascular BioTherapeutics, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of the Company.

Date: November 15, 2007	By:	/s/ MICKAEL A. FLAA
Name: Mickael A. Flaa
Title: Chief Financial Officer and Treasurer

Signed originals of these written statements required by Section 906 of the Sarbanes-Oxley Act of 2002 have been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications accompany the Form 10-Q to which they relate, are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made before or after the date of this Form 10-Q), irrespective of any general incorporation language contained in such filing.